FFMLT 2005-FF3
Credit Risk Manager Report
September 2005

Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill
Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Loss Analysis
Section Five Analytics

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3
Executive Summary
September 2005

Transaction Summary

Closing Date: 04/29/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary
Closing Date 8/31/2005 2 8/31/2005
as a Percentage of
Closing Date

Collateral Balance $770,270,704
$706,635,363 91.73%
Loan Count 3,444 3,207 93.12%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Hurricanes Katrina and Rita: Deal Exposure

We have identified 331 loans with a total balance of $44,115,984 in this security that may be affected by Hurricane Katrina or Rita. These loans were identified through FEMAdesignated counties by zip code. 219 loans with a total balance of $30,718,915 are located in public assistance zip codes and 112 loans with a total balance of $13,397,069 are located in individual assistance zip codes. We will place the delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the Watchlist as well. We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.

Collateral Statistics

Loan Count Summed Balance
First Payment Defaults 0 $0
Early Payment Defaults* 15 $2,215,964

*A default that occurs on the second or third scheduled payment

Prepayments

Remittance Beginning
Total Percentage
Date Collateral Prepayments of Prepayment
Balance
9/25/2005 $723,713,007 $16,976,608 2.35
8/25/2005 $743,200,605 $19,265,767 2.59
7/25/2005 $755,414,294 $11,988,233 1.59

Prepayment Premium Analysis

During the 9/25/2005 remittance, 47 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all 47 loans.
Additionally, the servicer remitted a premium for one loan that did not have an active flag. A total of $319,047 was remitted to the P Class.

Loss Analysis

In the 9/25/2005 remittance, the security experienced two losses, totaling a net loss of $85,262. Please refer to the High Losses Report in the Loss Analysis section for details on both loans that experienced a loss severity.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Loan-Level Report

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions

FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an
"internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price
Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO.
This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss
(or gain) that the loan will experience if it liquidates on the
Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.

The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Loan-Level Report
Mortgage Data Through: August 31, 2005
Watchlist

Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 C3333 $641 8/1/2006 1.40% 6352973 $45,600
$45,504
BPO
06/14/2005
76%
76%
$60,000
$60,000
3/1/2005
7/1/2005
TX
556
Default Reason: (Unknown)
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita.
The loan was identified through a properly service this loan.
Murrayhill will continue to monitor this loan. designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

1 CCCCC $77,828 11/1/2006 51.78% 6353233 $150,300
$150,300
BPO
11/08/2004
90%
150%
$167,000
$100,000
7/1/2004
9/1/2005
GA
585
Default Reason: (Unknown)
10/6/2005 As of 10/6/2005, Murrayhill has not been able to acquire the information pertaining to the premiums paid for the debt; however, we will continue to pursue this 8/4/2005 This loan is a possible repurchase seeing as the value of this loan decreased in value upon securitization.
Murrayhill is seeking information such as what issue.
premium was paid to purchase the debt.
7/22/2005 This loan has been added to the Watchlist because the property declined in value over 40 percent since its origination on 5/19/2004.
Murrayhill contacted the will pay for the cost. Murrayhill will monitor this loan to ensure the BPO fee is not charged to the trust. servicer asking why a BPO was ordered on a loan in current status. Per the servicer the BPO was ordered by the originator as a quality control check and they
TX 3/1/2005 Internal Estimate $74,500 100% 45.64% 1 8/1/2006 $74,500 $34,007
CCCC3 6353349
$74,322 06/30/2005 130% $57,265 7/1/2005 757
Default Reason: (Unknown)
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CC360 $71,625 8/31/2005 21.70% 6353377 $330,000
$0
Appraisal
06/24/2005
100%
0%
$330,000
$315,000
CO
623
3/1/2005
5/1/2005
Default Reason: Unemployed / Temporary Loss of Income
10/6/2005 This loan was added to the Watchlist / High Loss Report because during the 9/25/2005 remittance, the servicer accepted a short payoff and a loss of $51,634
(a only 60 days delinquent; however, the servicer stated this was the best option as the borrower lost her job and could not afford to keep the property.
This loan severity of 16 percent) was remitted to the trust. Per the servicer, this loss mitigation strategy represents a cost savings over REO to be $67,123.
The borrower was had a UPB of $329,430 and an appraisal value of $315,000 on
6/24/2005. The servicer received net sales proceeds of $285,101; interest advances equaled $8,721, we are awaiting a response.
while closing / repair costs equaled $9,067. Additionally, a prepayment premium of $8,000 was included in the loss calculation; however, Murrayhill has verified that this premium was not included in the net loss that was remitted to the trust. Murrayhill asked the servicer why it included the
PPP in the loss calculation and
TX 3/1/2005 Internal Estimate $57,000 80% 32.69% 1 8/1/2006 $45,600 $14,911
CCCC3 6353537
$45,113 06/30/2005 102% $44,193 7/1/2005 598
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

OH 11/1/2004 BPO $310,000 74% 30.42% 1 6/1/2007 $229,000 $69,669 CCCCC
6353754
$226,417 04/27/2005 111% $204,100 10/1/2005 639
Default Reason: (Unknown)
10/10/2005 As of 10/6/2005, Murrayhill has not been able to acquire the information pertaining to the premiums paid for the debt; however, we will continue to pursue this
10/6/2005 This loan is a possible repurchase seeing as the value of this loan decreased shortly after securitization. Murrayhill is seeking information such as what premium
issue.
was paid to purchase the debt.
7/22/2005 This loan has been added to the Watchlist to investigate the large value decline on a current loan within seven months of origination. Murrayhill contacted the servicer and asked why a BPO was ordered on a current loan. Per the servicer, the BPO was ordered by the originator and they will pay for the cost. The ordering of BPOs on current loans normally relates to a type of loan origination quality control check. Murrayhill will monitor this loan to ensure the BPO fee is not charged to the trust.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 C3699 $36,800 6/1/2007 68.65% 6353852 $53,600
$53,565
BPO
07/12/2005
79%
153%
$67,500
$35,000
3/1/2005
4/1/2005
AL
549
Default Reason: (Unknown)
10/6/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

MI 3/1/2005 Appraisal $73,600 71% -17.40% 1 10/1/2006 $52,500 ($9,137) C36F9
6353970
$52,467 06/23/2005 66% $80,000 4/1/2005 569
Default Reason: (Unknown)
we are awaiting a response. 10/5/2005 This loan has been added to the Watchlist because the status of the loan changed from foreclosure to 90 days delinquent.
Murrayhill contacted the servicer and
AL 2/1/2005 BPO $79,500 78% 20.58% 1 8/1/2007 $62,400 $12,842 CCC36 6354489
$62,400 08/16/2005 90% $69,000 6/1/2005 657
Default Reason: (Unknown)
10/6/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

TX 11/1/2004 BPO $71,000 80% 67.95% 1 10/1/2006 $56,800 $38,599 CCCCC
6354863
$55,213 04/04/2005 184% $30,000 9/1/2005 577
Default Reason: (Unknown)
8/4/2005
10/6/2005 Murrayhill is continuing to seek information such as at what premium the debts were purchased for. If we find that premiums were paid for the debt based on the origination valuation, we will submit for repurchase.
Per the servicer, a reconciliation of valuation would not occur unless the valuation is orderd by the servicer. If ordered by the servicer it would do a full review when the variance is a decrease of 25 percent or greater and would review any value with an increase of 30 percent or greater.
6/24/2005 This loan has been added to the Watchlist because according to a recent BPO, the property that secures the this loan has decreased in value by 58 percent. Murrayhill contacted the servicer asking why a BPO has been ordered on a property where the borrower is in current status and if a reconciliation has been performed. Per the servicer, the BPO was ordered by the originator and they will pay for the cost. This normally relates to some type of loan origination quality control check.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CC36F $12,124 1/1/2007 15.62% 6355076 $77,600
$77,493
BPO
07/15/2005
85%
89%
$91,298
$87,000
3/1/2005
5/1/2005
GA
569
Default Reason: (Unknown)
10/11/2005 This loan has been added to the Watchlist because a short sale is currently pending. The UPB of this loan is $77,493 and the total indebtedness is
$84,035. Per the
it believes this to be a savings of $17,637 over REO. Murrayhill will continue to monitor this loan. servicer, the property is being offered at $98,000, which is an 11 percent increase over the 7/15/2005 BPO of $87,000. The servicer is estimating a loss of $3,901 and
OH 3/1/2005 Appraisal $103,000 95% 42.19% 1 8/30/2005 $97,850 $41,287 CC360
6355189
$0 06/10/2005 0% $82,000 5/1/2005 628
Default Reason: (Unknown)
9/27/2005 This loan was added to the Watchlist / High Loss Report because during the 9/25/2005 remittance, the servicer accepted a short payoff and a loss of
$33,628 (a
only 60 days delinquent; however, the servicer stated this was the best option as the borrower could not afford the property. This loan had a UPB of $97,721 and severity of 34 percent) was remitted to the trust. Per the servicer, this loss mitigation strategy represents a cost savings over REO to be $24,561. The borrower was
an appraisal value of $82,000 on 6/10/2005. The servicer received net sales proceeds of $68,968; interest advances equaled $2,253, while closing / repair costs
the net loss. Murrayhill is working with the servicer to determine why the premium was included in its initial calculation. equaled $6,258. Additionally, the servicer included a total of $2,932 in PPPs in its initial loss calculation;
however, the premium was not remitted to the trust in
TX 3/1/2005 Internal Estimate $800,000 80% 28.34% 1 8/1/2006 $640,000 $181,394
CCCC3 6355429
$637,610 06/30/2005 118% $542,108 7/1/2005 682
Default Reason: (Unknown)
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

TX 3/1/2005 Internal Estimate $331,000 80% 20.47% 1 10/1/2006 $264,400 $54,135
CCCCC 6355589
$264,400 12/31/2004 105% $251,560 9/1/2005 633
Default Reason: (Unknown)
10/6/2005 This loan was added to the Watchlist because it has been identified through a designated zip code list issued by FEMA which by be affected by
Hurricane Katrina
residential properties is $250,000. Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service or Rita and it is secured by a property which has been valued to be worth over $250,000; the maximum amount of FEMA flood insurance that is allowed for
this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.
FFMLT 2005-FF3 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO Next Due Dt.
First Pmt.
Loan Number
1 CCC36 ($5,682) 1/1/2007 -12.91% 6355887 $44,000
$43,929
BPO
08/18/2005
80%
65%
$55,000
$67,200
3/1/2005
6/1/2005
LA
542
Default Reason: (Unknown)
9/16/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a
properly service this loan. Murrayhill will continue to monitor this loan.
designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to

TX 3/1/2005 Internal Estimate $89,000 80% 27.46% 1 8/1/2006 $71,200 $19,558
CC3C3 6356118
$70,849 06/30/2005 103% $68,743 7/1/2005 618
Default Reason: (Unknown)
10/9/2005 This loan was added to the Watchlist because it is a delinquent loan that may be affected by Hurricane Katrina or Rita. The loan was identified through a designated zip code list issued by FEMA and Murrayhill is working with the servicer to ensure it has put in place and is following an appropriate policy to properly service this loan. Murrayhill will continue to monitor this loan.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Prepayment Premium Analysis
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for FFMLT 2005-FF3
Mortgage Data Through: August 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement of Certificateholders prepared by the trustee.

Trustee Remittance Date
Class
25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05 25-May-05
P Class $319,047 $264,892 $186,329 $90,481 $87,672

Section 2:
Prepayment premiums collected by the servicer and remitted to the trustee.
This information is reported to Murrayhill by the servicer each month.

Trustee Remittance Date
Servicer
25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05 25-May-05
TOTAL $319,047 $264,892 $186,329 $90,481 $87,672

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Amount remitted to the P Class: $319,047
Amount remitted by servicer: $319,047
Difference:
$0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF3
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05 25-May-05
Loans with Active
Prepayment Flags
with Premiums
Remitted (A)
47 40 32 13 13

Loans without
Prepayment
Flags with Premiums
Remitted
1 0 0 0 0

Total Loans
with Premiums
Remitted (B)
48 40 32 13 13

Loans with
Active Prepayment
Flags (C)
47 40 33 13 13

Loans without
Prepayment
Flags with Premiums
Remitted
1 0 0 0 0

Subtotal (D)
48 40 33 13 13

Premiums Remitted
for Loans with Active
Prepayment Flags (A/C) 100%
100% 96.97% 100% 100%

Total Loans with
Premiums Remitted to the
Subtotal (B/D)
100% 100% 96.97% 100% 100%

Total Paid-Off Loans (E) 64
67 49 36 19

Total Loans with
Premiums Remitted
to the Total
Paid-Off Loans (B/E) 75%
59.70% 65.31% 36.11%
68.42%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for FFMLT 2005-FF3
Mortgage Data Through: August 31, 2005

TOTAL
Total Paid-Off Loans with Flags 49
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 0

Loans that Contained a Clause Allowing Prepayment Premiums to be
Waived at the Time of Liquidation*
0

Loans that were Liquidated from REO Status*
0

Loans that were repurchased
0

Loans with Discrepancies between the Data File and the Note* 0

Defaulted Liquidated Loans that Could Not Have Premiums Collected because of the Acceleration of the Debt*
2

Loans that were Liquidated Through Loss Mitigation Efforts* 0

Total Paid-Off Loans with Active Prepayment Flags (C)
47

Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because of State
Statutes
0

Paid-Off Loans with Active Prepayment Flags that Did Not Have
Premiums Remitted
0

* These categories are mutually exclusive.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

"Loan Delinquency Orig. PPP Expiration Payoff PPP
% of PPP to
Number String Date Flag Date Payoff PPP Remitted
Balance Remitted " Balance No Flag
, Comments
6355189 CC360 1/25/2005 3 1/25/2008 $97,850 $- 0%
Acceleration of Debt
6353377 CC360 1/26/2005 3 1/26/2008 $330,000 $- 0%
Acceleration of Debt
6354375
CCCC0 1/6/2005 0 1/6/2005 $117,822 $2,231 2%
6354375
6356166 CCCC0 12/31/2004 1 12/31/2005 $416,409 $10,632 3%
6354705 CCCC0 1/10/2005 1 1/10/2006 $174,934 $5,077 3%
6354608 CCCC0 1/26/2005 1 1/26/2006 $218,848 $6,331 3%
6354287 CCCC0 11/18/2004 2 11/18/2006 $202,575 $5,807 3%
6356351 CCCC0 11/22/2004 2 11/22/2006 $161,385 $5,309 3%
6356247 CCCC0 12/4/2004 2 12/4/2006 $169,188 $3,689 2%
6353177 CCCC0 12/7/2004 2 12/7/2006 $181,385 $5,009 3%
6353215 CCCC0 12/28/2004 2 12/28/2006 $178,536 $4,558 3%
6355321 CCCC0 12/28/2004 2 12/28/2006 $280,628 $7,558 3%
6355985 CCCC0 12/29/2004 2 12/29/2006 $142,025 $4,095 3%
6354374 CCCC0 12/30/2004 2 12/30/2006 $70,985 $2,037 3%
6356182 CCCC0 1/4/2005 2 1/4/2007 $41,495 $1,196 3%
6355960 CCCC0 1/5/2005 2 1/5/2007 $207,070 $6,377 3%
6354185 CCCC0 1/6/2005 2 1/6/2007 $750,808 $24,702 3%
6356095 CCCC0 1/10/2005 2 1/10/2007 $249,837 $7,258 3%
6352955 CCCC0 1/10/2005 2 1/10/2007 $328,867 $6,720 2%
6354250 CCCC0 1/10/2005 2 1/10/2007 $732,223 $20,300 3%
6355839 CCCC0 1/11/2005 2 1/11/2007 $424,075 $9,689 2%
6353196 CCCC0 1/12/2005 2 1/12/2007 $242,101 $6,633 3%
6355561 CCCC0 1/12/2005 2 1/12/2007 $172,850 $5,120 3%
6354575 CCCC0 1/14/2005 2 1/14/2007 $303,625 $7,174 2%
6355594 CCCC0 1/14/2005 2 1/14/2007 $97,612 $2,822 3%
6354067 CCCC0 1/14/2005 2 1/14/2007 $113,270 $2,178 2%
6353590 CCCC0 1/18/2005 2 1/18/2007 $55,208 $558 1%
6355186 CCCC0 1/21/2005 2 1/21/2007 $128,743 $3,162 2%
6355285 CCC30 1/21/2005 2 1/21/2007 $315,060 $9,620 3%
6355648 CCCC0 1/21/2005 2 1/21/2007 $254,749 $7,350 3%
6355606 CCCC0 1/21/2005 2 1/21/2007 $242,215 $5,964 2%
6353523 CCCC0 1/24/2005 2 1/24/2007 $273,036 $6,996 3%
6354019 CCCC0 1/25/2005 2 1/25/2007 $195,546 $4,753 2%
6354021 CCCC0 1/26/2005 2 1/26/2007 $218,529 $6,592 3%
6356014 CCCC0 1/26/2005 2 1/26/2007 $236,255 $6,577 3%
6354133 CCCC0 12/8/2004 3 12/8/2007 $545,784 $13,220 2%
6355917 CC3C0 12/9/2004 3 12/9/2007 $271,808 $5,808 2%
6354144 CCCC0 12/13/2004 3 12/13/2007 $328,129 $7,920 2%
6353742 CCCC0 12/15/2004 3 12/15/2007 $219,605 $4,706 2%
6353943 CCCC0 12/17/2004 3 12/17/2007 $191,552 $5,012 3%
6355676 CCCC0 12/30/2004 3 12/30/2007 $379,872 $10,431 3%
6353409 CCCC0 1/4/2005 3 1/4/2008 $293,240 $7,516 3%
6355304 CCCC0 1/5/2005 3 1/5/2008 $106,574 $3,075 3%
6354860 CCCC0 1/7/2005 3 1/7/2008 $351,556 $9,009 3%
6356256 CCCC0 1/10/2005 3 1/10/2008 $250,814 $5,958 2%
6354220 CCC30 1/11/2005 3 1/11/2008 $293,509 $8,792 3%
6355247 CCCC0 1/12/2005 3 1/12/2008 $134,410 $3,876 3%
6353538 CCCC0 1/14/2005 3 1/14/2008 $484,861 $14,819 3%
6353135 CCCC0 1/24/2005 3 1/24/2008 $196,584 $1,960 1%
6353507 CCCC0 1/25/2005 3 1/25/2008 $99,723 $2,871 3%

Section Four
Loss Analysis

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Historical Monthly Losses
Losses Through: August 31, 2005

Date
Loan Loss Amount Loss Percentage
9/25/2005 $85,261.97 0.01%
8/25/2005 $0.00 0.00%
7/25/2005 $0.00 0.00%
6/25/2005 $0.00 0.00%
5/25/2005
Totals:
$85,261.97 0.01%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Loss Reconciliation Report
Trustee Remittance Date: September 25, 2005

Remittance Statement Summary
9/25/2005
$85,262

Loan-Level Losses:
$85,262
Subsequent Losses: $0
Subsequent Gains: $0
Monthly Security Loss: $85,262
Losses Remitted: $85,262
Difference: $0

Loan-Level Loss Report

Loan Number Loss
6353377
$51,634
Loan Number Loss
6355189
$33,628

Loan-Level Loss Report
Copyright 2005 The Murrayhill Company. All Rights Reserved.

$85,262
$0
$0
$85,262
$85,262
$0
Loss
$85,262 Total:
FFMLT 2005-FF3 High Loan-Level Losses
Liquidation Date
Liquidation Method
Mortgage Data Through: August 31, 2005
Prop. Type
Loan Type
Actual Loss
Loss Severity
Doc.
Level
Valuation
Valuation Date Delinquency History
Orig. Value
Current Value Orig. Balance
State
FICO
Orig. Date
OLTV Loan
$97,850 CC360 Full 6355189 8/30/2005
Short Payoff
$33,627.50
34.37%
Appraisal
6/10/2005
$103,000
$82,000
1/25/2005
95%
OH
628
1 Family
Cash Out Refinance
Default Reason: (Unknown)
9/27/2005 This loan was added to the Watchlist / High Loss Report because during the 9/25/2005 remittance, the servicer accepted a short payoff and a loss of
$33,628 (a severity of 34 percent) was remitted to the trust. Per the servicer, this loss mitigation strategy represents a cost savings over REO to be $24,561.
The borrower was only 60 days delinquent; however, the servicer stated this was the best option as the borrower could not afford the property. This loan had a
UPB of $97,721 and an appraisal value of $82,000 on 6/10/2005. The servicer received net sales proceeds of $68,968; interest advances equaled $2,253, while closing / repair costs equaled $6,258. Additionally, the servicer included a total of $2,932 in PPPs in its initial loss calculation; however, the premium was not remitted to the trust in the net loss. Murrayhill is working with the servicer to determine why the premium was included in its initial calculation.
Planned Unit 1/26/2005 Appraisal $330,000 $330,000 No $51,634.47 8/31/2005 CC360
6353377
Short Payoff 15.65% 6/24/2005 $315,000 100%
CO
623 Cash Out Refinance
Income Default Reason: Unemployed / Temporary Loss of
10/6/2005 This loan was added to the Watchlist / High Loss Report because during the 9/25/2005 remittance, the servicer accepted a short payoff and a loss of
$51,634 (a severity of 16 percent) was remitted to the trust. Per the servicer, this loss mitigation strategy represents a cost savings over REO to be $67,123.
The borrower was only 60 days delinquent; however, the servicer stated this was the best option as the borrower lost her job and could not afford to keep the property. This loan had a UPB of $329,430 and an appraisal value of $315,000 on
6/24/2005. The servicer received net sales proceeds of $285,101; interest advances equaled $8,721, while closing / repair costs equaled $9,067.
Additionally, a prepayment premium of $8,000 was included in the loss calculation; however, Murrayhill has verified that this premium was not included in the net loss that was remitted to the trust. Murrayhill asked the servicer why it included the PPP in the loss calculation and we are awaiting a response.
Copyright 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Loss Report Losses Through: August 31, 2005
September 25, 2005

Loan
Org. Org Org. Amt. Loss
Number State Date LTV Org. Appraisal Loss Severity
6353377
CO 1/26/05 100% $330,000 $51,634.47 15.65%
$330,000
6355189 OH 1/25/2005 $97,850 $33,627.50 34.37%
State $103,000

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Five
Analytics

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: August 31, 2005
FICO Delinquency Percentage
540
Current 0.02
540 Delinquent 0.06
540 Paid Off 0.055
550 Current 0.029
550 Delinquent 0.119
550 Paid Off 0.046
560 Current 0.047
560 Delinquent 0.104
560 Paid Off 0.03
570 Current 0.054
570 Delinquent 0.164
570 Paid Off 0.076
580 Current 0.034
580 Delinquent 0.06
580 Paid Off 0.059
590 Current 0.015
590 Delinquent 0.03
590 Paid Off 0.025
600 Current 0.044
600 Delinquent 0.104
600 Paid Off 0.042
610 Current 0.064
610 Delinquent 0.06
610 Paid Off 0.046
620 Current 0.072
620 Delinquent 0.06
620 Paid Off 0.084
630 Current 0.077
630 Delinquent 0.03
630 Paid Off 0.059
640 Current 0.085
640 Delinquent 0.015
640 Paid Off 0.068
650 Current 0.087
650 Delinquent 0.045
650 Paid Off 0.084
660 Current 0.074
660 Delinquent 0.015
660 Paid Off 0.072
670 Current 0.059
670 Delinquent 0.015
670 Paid Off 0.034
680 Current 0.048
680 Delinquent 0.045
680 Paid Off 0.063
690 Current 0.046
690 Delinquent 0.015
690 Paid Off 0.042
700 Current 0.03
700 Paid Off 0.034
710 Current 0.027
710 Paid Off 0.025
720 Current 0.021
720 Paid Off 0.013
730 Current 0.014
730 Paid Off 0.03
740 Current 0.011
740 Delinquent 0.015
740 Paid Off 0.008
750 Current 0.015
750 Delinquent 0.015
760 Current 0.01
760 Delinquent 0.015
760 Paid Off 0.004
770 Current 0.008
780 Current 0.006
780 Delinquent 0.015
790 Current 0.003
800 Current 0.002
810 Current 0.001

Status # of Loans
Average Std. Deviation
Current 3,140 640 53.613
Delinquent 67 601 55.442
Paid Off 237 628 52.804
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005
LTV Delinquency Percentage
0.1
Current 0
0.2 Current 0.001
0.3 Current 0.003
0.3 Paid Off 0.004
0.4 Paid Off 0.004
0.4 Current 0.005
0.5 Delinquent 0.015
0.5 Current 0.014
0.5 Paid Off 0.017
0.6 Current 0.028
0.6 Paid Off 0.042
0.6 Delinquent 0.015
0.7 Paid Off 0.139
0.7 Current 0.072
0.7 Delinquent 0.06
0.8 Paid Off 0.418
0.8 Delinquent 0.507
0.8 Current 0.538
0.9 Paid Off 0.249
0.9 Delinquent 0.254
0.9 Current 0.24
1 Delinquent 0.149
1 Paid Off 0.127
1 Current 0.099

Status # of Loans
Average Std. Deviation
Current 3,140 0 0
Delinquent 67 0 0
Paid Off 237 0 0
Total: 3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: August 31, 2005
Balance
Delinquency Percentage
30000 Current 0.002
30000 Delinquent 0.015
40000 Current 0.013
40000 Delinquent 0.045
50000 Current 0.015
50000 Delinquent 0.119
60000 Current 0.024
60000 Delinquent 0.045
70000 Current 0.035
70000 Delinquent 0.09
80000 Current 0.033
80000 Delinquent 0.03
90000 Current 0.04
90000 Delinquent 0.03
100000 Current 0.044
100000 Delinquent 0.045
110000 Current 0.039
110000 Delinquent 0.06
120000 Current 0.05
120000 Delinquent 0.015
130000 Current 0.038
130000 Delinquent 0.045
140000 Current 0.037
140000 Delinquent 0.015
150000 Current 0.038
150000 Delinquent 0.03
160000 Current 0.049
160000 Delinquent 0.015
170000 Current 0.042
170000 Delinquent 0.075
180000 Current 0.039
190000 Current 0.028
200000 Current 0.031
200000 Delinquent 0.015
210000 Current 0.025
210000 Delinquent 0.03
220000 Current 0.027
220000 Delinquent 0.045
230000 Current 0.019
230000 Delinquent 0.03
240000 Current 0.023
240000 Delinquent 0.045
250000 Current 0.021
260000 Current 0.019
260000 Delinquent 0.03
270000 Current 0.014
270000 Delinquent 0.015
280000 Current 0.014
290000 Current 0.014
290000 Delinquent 0.015
300000 Current 0.012
310000 Current 0.012
310000 Delinquent 0.015
320000 Current 0.012
330000 Current 0.013
330000 Delinquent 0.015
340000 Current 0.013
350000 Current 0.011
360000 Current 0.007
360000 Delinquent 0.015
370000 Current 0.005
380000 Current 0.011
390000 Current 0.007
400000 Current 0.007
410000 Current 0.005
420000 Current 0.004
430000 Current 0.005
440000 Current 0.005
450000 Current 0.006
460000 Current 0.004
470000 Current 0.004
480000 Current 0.004
490000 Current 0.002
500000 Current 0.003
510000 Current 0.005
520000 Current 0.005
520000 Delinquent 0.015
530000 Current 0.004
530000 Delinquent 0.015
540000 Current 0.005
550000 Current 0.004
560000 Current 0.004
570000 Current 0.004
580000 Current 0.004
590000 Current 0.002
600000 Current 0.005
610000 Current 0.001
620000 Current 0.001
630000 Current 0.002
640000 Current 0.003
640000 Delinquent 0.015
650000 Current 0.004
670000 Current 0
700000 Current 0.003
710000 Current 0.001
720000 Current 0.001
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.015
780000 Current 0
800000 Current 0.002
810000 Current 0
830000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.002
880000 Current 0.001
890000 Current 0
900000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1040000 Current 0

Status # of Loans
Average Std. Deviation
Current 3,140 221,475.25 153,564.49
Delinquent 67 167,210.08 141,440.56
Total: 3,207

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Type
Delinquency Percentage
Investment Home Current 0.027
Investment Home Paid Off 0.063
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.924
Second Home Current 0.01
Second Home Paid Off 0.013

Mortgage Type
Loan Count Total Balance Avg. Balance Std. Dev
ARM 2,998 646,294,897.78 215,575.35 162,256.98
Fixed 446 60,340,465.20 135,292.52 104,364.03
Total: 3,444 706,635,362.98

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Term
Delinquency Percentage
180 Current 0.021
180 Delinquent 0.015
180 Paid Off 0.004
240 Current 0
360 Current 0.979
360 Delinquent 0.985
360 Paid Off 0.996

# of Loans
Other 120 180 240 360
3,444 0 0 67 1 3376

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005

Origination Statistics

Purpose
Number Percentage

Cash-out refinance 1,634 47.4%
Purchase
1,562 45.4%
Rate/term refinance 246 7.1%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,444 100%

Current Loans

Purpose
Number Percentage

Cash-out refinance 1,472 46.9%
Purchase
1,434 45.7%
Rate/term refinance 232 7.4%
Home Improvement 0 0.0%
Other 2 0.1%
Total 3,140 100%

Delinquent Loans

Purpose
Number Percentage

Cash-out refinance 30
44.8%
Purchase 35 52.2%
Rate/term refinance 2 3.0%
Home Improvement 0 0.0%
Other 0 0.0%
Total 67 100%

Paid Off Loans

Purpose
Number Percentage

Cash-out refinance 132
55.7%
Purchase 93 39.2%
Rate/term refinance 12 5.1%
Home Improvement 0 0.0%
Other 0 0.0%
Total 237 100%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005

Ownership Type
Delinquency Percentage
Investment Home Current 0.027
Investment Home Paid Off 0.063
Primary Home Current 0.963
Primary Home Delinquent 1
Primary Home Paid Off 0.924
Second Home Current 0.01
Second Home Paid Off 0.013

Title # of Loans
Investment Home
101
Primary Home 3,310
Second Home 33
Total:
3,444

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure
4/30/2005 6 0 0 0 0
5/31/2005 18 4 0 0 0
6/30/2005 35 6 4 0 0
7/31/2005 34 15 4 3 0
8/31/2005 38 13 7 9 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate
30 Days 60 Days 90 Days Foreclosure
4/30/2005 1267300 0 0 0 0
5/31/2005 3261683.45 1047800 0 0 0
6/30/2005 5287943.63 623506.05 1047800 0 0
7/31/2005 6031902.89 2385734.03 1018217.74 365288.31
8/31/2005 6535464.77 2182204.46 583589.07 1901817.01

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005

Date Distribution Date
CPR 3-Month MA
8/31/2005 9/25/2005 24.92% 23.28%
7/31/2005 8/25/2005 27.10% 19.80%
6/30/2005 7/25/2005 17.50%
5/31/2005 6/25/2005 14.22%
4/30/2005 5/25/2005 7.19%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: August 31, 2005
Weighted
Monthly
Average Default Default SDA
Date Age Amt Rate CDR (F-R)Curve SDA %
31-Aug-05 7.30 $0 0.00% 0.00% 0.15% 0%
31-Jul-05 6.30 $0 0.00% 0.00% 0.13% 0%
30-Jun-05 5.29 $0 0.00% 0.00% 0.11% 0%
31-May-05 4.29 $0 0.00% 0.00% 0.09% 0%
30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages:
5.29 $0 0.00% 0.00% 0.11% 0%

Copyright 2005, The Murrayhill Company. All rights reserved.